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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): March 19, 2001

                       Lawrence Financial Holdings, Inc.
                       ---------------------------------
            (Exact Name of Registrant as Specified in Its Charter)

      Maryland                       0-31847                31-1724442
      --------                      ------------            ----------
(State or other Jurisdiction of     (Commission             (IRS Employer
 Incorporation or Organization)     File Number)          Identification No.)

                  301 South Fifth Street, Ironton, Ohio 45638
                  -------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

                                 (740) 532-0263
                                ---------------
             (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
                                 --------------
         (Former Name or Former Address, If Changed Since Last Report)





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ITEM 5.  OTHER EVENTS.

      On March 19, 2001, Lawrence Financial Holdings, Inc. issued a press release which announced that the 2001 annual meeting of stockholders will be held on July 5, 2001.

      A press release announcing the annual meeting is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 99.1 Press Release dated March 19, 2001.



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    LAWRENCE FINANCIAL HOLDINGS, INC.




Date: March 19, 2001                By:  /s/ Jack L. Blair
                                         -------------------------------------
                                         Jack L. Blair
                                         President and Chief Executive Officer